Exhibit 10.1

EXECUTION VERSION
AMENDMENT NO. 3 dated as of August 6, 2019 (this “Amendment”), to the CREDIT AGREEMENT dated as of June 16, 2017 (as amended by Amendment No. 1, dated as of August 2, 2018, as further amended by Amendment No. 2, dated as of February 8, 2019, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC, a Delaware limited liability company (the “Borrower”), each lender from time to time party thereto (each individually referred to therein as a “Lender” and collectively as “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A.  The Borrower has requested that the Credit Agreement be amended as set forth herein.

B.  The Lenders party hereto are willing to so amend the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Amendments.  Effective as of the Third Amendment Effective Date, Section 6.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)   Debt to Total Equity.  The Borrower shall not permit the Debt to Total Equity Ratio for the Borrower and the Restricted Subsidiaries as of the last day of any Test Period to exceed 3.00 to 1.00.”

SECTION 3.   Representations and Warranties.  To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each of the other parties hereto that:

(a)    As of the Third Amendment Effective Date, each Loan Party has duly executed and delivered and authorized this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b)    As of the Third Amendment Effective Date, (i) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 4.  Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction or waiver, on or prior to August 6, 2019, of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Third Amendment Effective Date”):

(a)     The Administrative Agent shall have received from the Borrower and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such parties have signed a counterpart of this Amendment.

(b)    The Borrower shall have paid all fees due and payable as of the Third Amendment Effective Date and all expenses for which reasonably detailed invoices have been presented prior to the Third Amendment Effective Date that are due to the Administrative Agent and the Lenders and required to be paid on the Third Amendment Effective Date in connection with the transactions contemplated hereby.

(c)     The representations and warranties set forth in Section 3 shall be true and correct.

The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5.  Consent and Reaffirmation.  Each of the Loan Parties hereby (i) consents to this Amendment and the transactions contemplated hereby and (ii) agrees that, notwithstanding the effectiveness of this Amendment, its Obligations under each of the Loan Documents to which it is a party continues to be in full force and effect. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.

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SECTION 6.   Loan Documents.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Amendment.

SECTION 8.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.   Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the day and year first above written.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC,

as the Borrower

By:	/s/ Joseph P. Adams Jr.
Name: Joseph P. Adams Jr.
Title: Chief Executive Officer

FORTRESS WORLDWIDE TRANSPORTATION AND INFRASTRUCTURE GENERAL PARTNERSHIP,

BY ITS FORTRESS PARTNER FORTRESS WORLDWIDE TRANSPORTATION AND INFRASTRUCTURE MASTER GP LLC,

as a Grantor

By:	/s/ Demetrios Tserpelis
Name: Demetrios Tserpelis
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Lender and Issuing Bank

By:	/s/ Cristina Caviness
Name: Cristina Caviness
Title: Vice President

[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC, as a Lender and Issuing Bank

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Amendment No. 3]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender and Issuing Bank

By:	/s/ Megan Kushner
Name: Megan Kushner
Title: Vice President

[Signature Page to Amendment No. 3]